                                                                    EXHIBIT 99.6

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
------------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to September Monthly Operating Report

                                   Summary Of Bank, Investment & Petty Cash Accounts                      Attachment 1
                                            Great River Cruise Line, L.L.C.
Summary                                         Case No: 01-10963 (JCA)                                      UNAUDITED
Great River Cruise Line, LLC                For Month Of September, 2002

                                         Balances
                           ----------------------------------       Receipts &          Bank
                               Opening             Closing         Disbursements      Statements        Account
Account                    As Of 9/01/02        As Of 9/30/02        Included          Included        Reconciled
-------                    -------------        -------------      -------------     -------------     ----------
Delta Queen Steamer          8,438.50               500.50          Yes              No - Not              Yes
Hibernia                                                                             Concentration
Account # - 812-395-270                                                              Account

Delta Queen                      0.00                 0.00          No -             Not A Bank            No
Petty Cash                                                          No Activity      Account

                                  Receipts & Disbursements          Attachment 2
                              Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer        Case No: 01-10963 (JCA)             UNAUDITED
                                          Hibernia
                                     Delta Queen Steamer
                                   Account # - 812-395-270
                              1 September 02 - 30 September 02

Opening Balance - 01 September 02
---------------------------------
         8,438.50

Receipts
--------
             ----
             0.00             Total Receipts

Disbursements
-------------
        (7,938.00)             To DQSC - Hibernia
                               DQ Master Cash 812395335

        ----------
        (7,938.00)             Total Disbursements

Closing Balance - 30 September 02
---------------------------------
           500.50

                                       Concentration & Investment Account Statements                   Attachment 3
                                               Great River Cruise Line, L.L.C.
Summary                                            Case No: 01-10963 (JCA)
Great River Cruise Line, LLC                     For Month Of September, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:35:16
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=22 (DELTA QUEEN)

                                          PTD-Actual
                                          30-Sep-02
                                          ----------
Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                            ----
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                            ----
Total Operating Expenses                    0.00

                                            ----
Gross Profit                                0.00

SG&A Expenses
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                            ----
Total SG&A Expenses                         0.00

                                            ----
EBITDA                                      0.00

Depreciation                                0.00

                                            ----
Operating Income                            0.00

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub                  0.00
Reorganization expenses                     0.00
                                            ----
Total Other Expense/(Income)                0.00

                                            ----
Net Pretax Income/(Loss)                    0.00

Income Tax Expense                          0.00

                                            ----
Net Income/(Loss)                           0.00
                                            ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:18
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=22 (DELTA QUEEN)

                                              YTD-Actual                YTD-Actual
                                              30-Sep-02                  22-Oct-01
                                            -------------             --------------
ASSETS

Cash and Equivalent                                396.95                  64,522.98

Restricted Cash                                      0.00                       0.00

Accounts Receivable                                300.00                  33,451.42

Inventories                                          0.00                 270,331.59

Prepaid Expenses                                     0.00                  37,922.40

Other Current Assets                                 0.00                  14,555.00

                                            -------------             --------------
Total Current Assets                               696.95                 420,783.39


Fixed Assets                                         0.00              27,296,694.44

Accumulated Depreciation                             0.00             (15,065,339.51)

                                            -------------             --------------
Net Fixed Assets                                     0.00              12,231,354.93


Net Goodwill                                         0.00                       0.00

Intercompany Due To/From                    (6,358,470.22)             (9,202,583.95)

Net Deferred Financing Fees                          0.00                       0.00

Net Investment in Subsidiaries                       0.00                       0.00

                                            -------------             --------------
Total Other Assets                          (6,358,470.22)             (9,202,583.95)

                                            -------------             --------------
Total Assets                                (6,357,773.27)              3,449,554.37
                                            =============             ==============

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:18
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=22 (DELTA QUEEN)

                                                   YTD-Actual                YTD-Actual
                                                   30-Sep-02                 22-Oct-01
                                                 -------------             -------------
LIABILITIES

Accounts Payable                                        689.27                  5,758.93

Accrued Liabilities                                       0.00                715,443.75

Deposits                                                  0.00              2,045,629.83

                                                 -------------             -------------
Total Current Liabilities                               689.27              2,766,832.51


Long Term Debt                                            0.00                      0.00

Other Long Term Liabilities                               0.00                      0.00

                                                 -------------             -------------
Total Liabilities                                       689.27              2,766,832.51


Liabilities Subject to Compromise                   540,730.95                490,370.44


OWNER'S EQUITY

Common Stock                                              0.00                      0.00

Add'l Paid In Capital                             3,701,000.00              3,701,000.00

Current Net Income (Loss)                        (7,514,215.04)            (2,206,220.03)

Retained Earnings                                (3,085,978.45)            (1,302,428.55)

                                                 -------------             -------------
Total Owner's Equity                             (6,899,193.49)               192,351.42

                                                 -------------             -------------
Total Liabilities & Equity                       (6,357,773.27)             3,449,554.37
                                                 =============             =============

Great River Cruise Line, LLC                          ATTACHMENT 6                        01-109653 (JCA)
                                      Summary List of Due To/Due From Accounts
                                       For the Month Ended September 30, 2002

                                                                     BEGINNING                                        ENDING
AFFILIATE NAME                                  CASE NUMBER           BALANCE           DEBITS       CREDITS         BALANCE
--------------                                  -----------       -------------        --------      -------      -------------
American Classic Voyages Co.                      01-10954        (6,704,338.25)             --         --        (6,704,338.25)
AMCV Cruise Operations, Inc.                      01-10967        (9,463,658.43)             --         --        (9,463,658.43)
The Delta Queen Steamboat Co.                     01-10970        10,534,499.21        7,938.00         --        10,542,437.21
DQSB II, Inc.                                     01-10974              (367.05)             --         --              (367.05)
Great AQ Steamboat, L.L.C                         01-10960           168,013.44              --         --           168,013.44
Great Pacific NW Cruise Line, L.L.C               01-10977             4,812.08              --         --             4,812.08
Great Ocean Cruise Line, L.L.C                    01-10959           503,950.75              --         --           503,950.75
Cruise America Travel, Incorporated               01-10966        (1,419,142.24)             --         --        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C                01-10964            18,978.71              --         --            18,978.71
Cape Cod Light, L.L.C                             01-10962              (270.05)             --         --              (270.05)
Cape May Light, L.L.C                             01-10961            33,543.95              --         --            33,543.95
Project America, Inc.                                  N/A           (11,144.65)             --         --           (11,144.65)
Oceanic Ship Co.                                       N/A              (257.75)             --         --              (257.75)
Great Hawaiian Cruise Line, Inc.                  01-10975               (60.73)             --         --               (60.73)
Great Hawaiian Properties Corporation             01-10971           (41,555.00)             --         --           (41,555.00)
American Hawaii Properties Corporation            01-10976             9,562.38              --         --             9,562.38
CAT II, Inc.                                      01-10968             1,025.41              --         --             1,025.41
                                                                 --------------        --------       ----       --------------
                                                                  (6,366,408.22)       7,938.00         --        (6,358,470.22)
                                                                 ==============        ========       ====       ==============

GREAT RIVER CRUISE LINE, L.L.C.                           CASE #: 01-10963 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                               0-30 DAYS      31-60 DAYS     61-90 DAYS    91+ DAYS     TOTAL
-------                                               ---------      ----------     ----------    --------     ------
Paymentech Credit Card Processor                                                                    0.00         0.00
American Express Credit Card Processor                                                                           0.00
Discover Credit Card Processor                                                                                   0.00
Diners Credit Card Processor                                                                                     0.00
Travel Agents                                                                                                    0.00
Crew Member                                                                                        300.00      300.00

                                                      ---------      ----------     ----------    --------     ------
Total                                                    0.00           0.00           0.00        300.00      300.00
                                                      ==========     ===========    ============  ========     ======

                                                                  ATTACHMENT # 7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                  SEPTEMBER-02

OUTSTANDING CHECKS:

                            12333 M. Richardson-Walmart                       40.00
                            12335 J. Blasier-Capitol One                      20.00
                            12385 J. Blasier-K. Hansen                       150.00
                            12399 Peoria Historical Society                  120.00
                            12404 Anthony May-Verizon                        200.00
                            12408 Peoria Historical Society                  160.00

                                                                             ------
                            Total per G/L:                                   690.00
                                                                             ======

                                 ATTACHMENT # 8

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.